Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2023

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. In some cases, forward-looking statements include the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” “continue,” or comparable terms. Our forward-looking statements are only predictions, and we cannot guarantee or assure that such expectations will prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that may be impacted by climate change, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, or judicial conditions or actions;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Related to COVID-19:
◦We have been successful in defending against payment of COVID-19-related business interruption losses based on our policies' terms, conditions, and exclusions. However, should the highest courts determine otherwise, our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted.
◦We cannot predict the amount our premiums may be reduced, or the impact on our underwriting results, from any future (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner or other regulatory directives to implement premium-based credit in lines other than commercial and personal automobile, (iii) voluntary efforts or directives from various state insurance regulators to extend individualized payment flexibility or suspend policy cancellation, late payment notices, and late or reinstatement fees, or (iv) litigation brought by policyholders to recover premiums they allege were excessive during the period of any governmental directive.
•The ongoing Russian war against Ukraine is impacting global economic, banking, commodity, and financial markets, exacerbating ongoing economic challenges, including inflation and supply chain disruption, which influences insurance loss costs, premiums, and investment valuations;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2023	2023	2023	2022	2022	2023	2022
For Period Ended
Gross premiums written	$1,223.5	1,238.1	1,138.2	988.3	1,047.1	3,599.8	3,112.6
Net premiums written	1,058.3	1,084.9	999.8	849.7	903.4	3,143.0	2,723.9
Change in net premiums written, from comparable prior year period	17%	17	12	14	11	15	11

Underwriting income (loss), before-tax	$31.6	(1.5)	39.2	46.1	27.1	69.2	120.7
Net investment income earned, before-tax	100.9	97.7	91.5	81.4	63.9	290.1	206.7
Net realized and unrealized investment gains (losses), before-tax	(6.9)	(5.4)	3.3	(5.9)	(25.7)	(9.0)	(108.9)

Net income	$89.2	58.6	92.6	86.5	42.5	240.4	138.4
Net income available to common stockholders(1)	86.9	56.3	90.3	84.2	40.2	233.5	131.5
Non-GAAP operating income(2)	92.3	60.6	87.6	88.9	60.5	240.6	217.5

At Period End
Total assets	11,428.0	11,217.2	11,015.0	10,802.3	10,520.5	11,428.0	10,520.5
Total invested assets	8,195.9	8,133.2	8,029.4	7,837.5	7,536.1	8,195.9	7,536.1
Stockholders' equity	2,644.4	2,671.4	2,669.4	2,527.6	2,427.5	2,644.4	2,427.5
Common stockholders' equity(3)	2,444.4	2,471.4	2,469.4	2,327.6	2,227.5	2,444.4	2,227.5
Common shares outstanding	60.6	60.6	60.5	60.3	60.3	60.6	60.3

Per Share and Share Data
Net income available to common stockholders per common share (diluted)	$1.42	0.92	1.48	1.38	0.66	3.83	2.16
Non-GAAP operating income per common share (diluted)(2)	1.51	0.99	1.44	1.46	0.99	3.95	3.57
Weighted average common shares outstanding (diluted)	61.0	60.9	60.9	60.9	60.8	60.9	60.8
Book value per common share	$40.35	40.81	40.82	38.57	36.96	40.35	36.96
Adjusted book value per common share(2)	48.54	47.34	46.61	45.49	44.59	48.54	44.59
Dividends paid per common share	0.30	0.30	0.30	0.30	0.28	0.90	0.84

Financial Ratios
Loss and loss expense ratio	65.8%	68.6	62.9	62.4	64.1	65.7	62.7
Underwriting expense ratio	30.9	31.4	32.6	32.1	32.6	31.6	32.4
Dividends to policyholders ratio	0.1	0.2	0.2	0.2	0.1	0.2	0.1
GAAP combined ratio	96.8%	100.2	95.7	94.7	96.8	97.5	95.2

Return on common stockholders' equity ("ROE")	14.1	9.1	15.1	14.8	7.0	12.8	7.0

Non-GAAP operating ROE(2)	15.0	9.8	14.6	15.6	10.5	13.2	11.6

Debt to total capitalization	16.0	15.9	15.9	16.6	17.2	16.0	17.2

Net premiums written to policyholders' surplus	1.53	1.52	1.46	1.44	1.45	1.53	1.45

Invested assets per dollar of common stockholders' equity	$3.35	3.29	3.25	3.37	3.38	3.35	3.38

(1)	Net income available to common stockholders is net income reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2023	2023	2023	2022	2022	2023	2022
Revenues
Net premiums earned	$981.9	942.2	902.3	872.8	853.9	$2,826.4	2,500.6
Net investment income earned	100.9	97.7	91.5	81.4	63.9	290.1	206.7
Net realized and unrealized gains (losses)	(6.9)	(5.4)	3.3	(5.9)	(25.7)	(9.0)	(108.9)
Other income	5.2	6.1	2.6	3.8	2.9	13.9	7.5
Total revenues	1,081.1	1,040.5	999.8	952.2	895.0	3,121.4	2,605.9

Expenses
Loss and loss expense incurred	645.9	646.1	567.4	544.8	547.8	1,859.5	1,566.9
Amortization of deferred policy acquisition costs	201.1	194.8	189.8	183.6	179.0	585.7	522.2
Other insurance expenses	108.5	108.9	108.6	102.0	102.8	325.9	298.3
Interest expense	7.2	7.3	7.2	7.2	7.2	21.6	21.6
Corporate expenses	5.9	9.3	12.1	6.7	5.5	27.3	24.4
Total expenses	968.6	966.4	885.1	844.4	842.4	2,820.0	2,433.5

Income before federal income tax	112.5	74.2	114.8	107.8	52.6	301.4	172.4
Federal income tax expense	23.3	15.5	22.2	21.2	10.1	61.0	34.1

Net Income	89.2	58.6	92.6	86.5	42.5	240.4	138.4
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	6.9	6.9
Net income available to common stockholders	86.9	56.3	90.3	84.2	40.2	233.5	131.5

Net realized and unrealized investment (gains) losses, after tax(1)	5.4	4.3	(2.6)	4.7	20.3	7.1	86.0

Non-GAAP operating income(2)	$92.3	60.6	87.6	88.9	60.5	$240.6	217.5

Weighted average common shares outstanding (diluted)	61.0	60.9	60.9	60.9	60.8	60.9	60.8

Net income available to common stockholders per common share (diluted)	$1.42	0.92	1.48	1.38	0.66	$3.83	2.16

Non-GAAP operating income per common share (diluted)(2)	$1.51	0.99	1.44	1.46	0.99	$3.95	3.57

(1)	Amounts are provided to reconcile net income available to common stockholders to non-GAAP operating income.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
($ in millions, except per share data)	2023	2023	2023	2022	2022
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$23.2	23.7	24.7	31.2	33.0
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	7,027.1	7,032.3	6,964.5	6,612.1	6,472.1
Commercial mortgage loans, net of allowance for credit losses	185.9	175.4	157.2	149.2	145.2
Equity securities, at fair value	125.6	121.6	132.2	162.0	183.9
Short-term investments	315.0	319.5	302.8	440.5	269.3
Alternative investments	446.8	389.2	380.0	371.3	367.8
Other investments	72.2	71.5	68.1	71.2	64.8
Total investments	8,195.9	8,133.2	8,029.4	7,837.5	7,536.1
Cash	0.1	0.4	0.1	—	0.5
Restricted cash	13.2	20.9	35.5	25.2	8.5
Accrued investment income	62.2	59.4	57.3	59.2	54.0
Premiums receivable, net of allowance for credit losses	1,330.0	1,286.5	1,154.2	1,085.7	1,113.5
Reinsurance recoverable, net of allowance for credit losses	685.3	646.8	667.0	782.8	713.1
Prepaid reinsurance premiums	205.2	190.4	174.6	172.4	178.7
Current federal income tax	—	—	—	3.5	24.6
Deferred federal income tax	199.3	171.9	158.1	172.7	164.6
Property and equipment, net of accumulated depreciation and amortization	81.4	81.3	83.4	84.3	85.3
Deferred policy acquisition costs	425.8	413.8	387.9	368.6	370.9
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	221.7	204.8	259.5	202.5	262.8
Total assets	$11,428.0	11,217.2	11,015.0	10,802.3	10,520.5
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$5,301.4	5,177.0	5,099.5	5,144.8	4,965.3
Unearned premiums	2,342.2	2,251.0	2,092.4	1,992.8	2,022.2
Long-term debt	504.6	503.6	504.2	504.7	505.2
Current federal income tax	2.5	2.6	20.3	—	—
Accrued salaries and benefits	114.2	92.0	88.8	115.2	112.2
Other liabilities	518.6	519.6	540.5	517.2	488.1
Total liabilities	$8,783.5	8,545.8	8,345.6	8,274.7	8,092.9
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	210.3	210.3	210.1	209.7	209.6
Additional paid-in capital	516.9	512.0	502.7	493.5	486.2
Retained earnings	2,928.2	2,859.6	2,821.6	2,749.7	2,683.8
Accumulated other comprehensive income (loss)	(575.9)	(475.7)	(430.3)	(498.0)	(525.0)
Treasury stock, at cost	(635.1)	(634.8)	(634.7)	(627.3)	(627.0)
Total stockholders' equity	$2,644.4	2,671.4	2,669.4	2,527.6	2,427.5
Commitments and contingencies
Total liabilities and stockholders' equity	$11,428.0	11,217.2	11,015.0	10,802.3	10,520.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2023	2023	2023	2022	2022	2023	2022
Book value per common share
Common stockholders' equity	$2,444.4	2,471.4	2,469.4	2,327.6	2,227.5	2,444.4	2,227.5
Common shares issued and outstanding, at period end	60.6	60.6	60.5	60.3	60.3	60.6	60.3
Book value per common share	$40.35	40.81	40.82	38.57	36.96	40.35	36.96
Adjusted book value per common share(2)	48.54	47.34	46.61	45.49	44.59	48.54	44.59
Financial results (after-tax)
Underwriting income (loss)	25.0	(1.2)	31.0	36.4	21.4	54.7	95.3
Net investment income	80.2	77.8	73.1	65.5	51.5	231.1	166.7
Interest expense and preferred stock dividends	(8.0)	(8.0)	(8.0)	(8.0)	(8.0)	(24.0)	(24.0)
Corporate expense	(4.9)	(8.0)	(8.4)	(5.0)	(4.5)	(21.3)	(20.6)
Net realized and unrealized investment gains (losses)	(5.4)	(4.3)	2.6	(4.7)	(20.3)	(7.1)	(86.0)
Total after-tax net income available to common stockholders	86.9	56.3	90.3	84.2	40.2	233.5	131.5
Return on average equity
Insurance segments	4.1%	(0.2)	5.2	6.4	3.7	3.0	5.1
Net investment income	13.1	12.6	12.2	11.5	8.9	12.7	8.9
Interest expense and preferred stock dividends	(1.3)	(1.3)	(1.3)	(1.4)	(1.4)	(1.3)	(1.3)
Corporate expense	(0.9)	(1.3)	(1.5)	(0.9)	(0.7)	(1.2)	(1.1)
Net realized and unrealized investment gains (losses)	(0.9)	(0.7)	0.5	(0.8)	(3.5)	(0.4)	(4.6)
ROE	14.1	9.1	15.1	14.8	7.0	12.8	7.0
Net realized and unrealized (gains) losses(1)	0.9	0.7	(0.5)	0.8	3.5	0.4	4.6
Non-GAAP Operating ROE(2)	15.0%	9.8	14.6	15.6	10.5	13.2	11.6
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.8	49.8	49.8	49.8	49.8	49.8	49.8
6.70% Senior Notes	99.3	99.3	99.3	99.3	99.3	99.3	99.3
5.375% Senior Notes	292.1	292.0	292.0	291.9	291.8	292.1	291.8
Finance Lease Obligations	3.4	2.5	3.1	3.7	4.3	3.4	4.3
Total debt	504.6	503.6	504.2	504.7	505.2	504.6	505.2
Stockholders' equity	2,644.4	2,671.4	2,669.4	2,527.6	2,427.5	2,644.4	2,427.5
Total capitalization	$3,149.0	3,175.0	3,173.6	3,032.2	2,932.7	3,149.0	2,932.7
Ratio of debt to total capitalization	16.0%	15.9	15.9	16.6	17.2	16.0	17.2
Policyholders' surplus	$2,612.5	2,525.2	2,518.3	2,473.7	2,386.2	2,612.5	2,386.2

(1)	Amounts are provided to reconcile ROE to non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2023		2023	2023	2022	2022	2023	2022

Underwriting results
Net premiums written	$1,058.3		1,084.9	999.8	849.7	903.4	3,143.0	2,723.9
Change in net premiums written, from comparable prior year period	17%		17	12	14	11	15	11

Net premiums earned	$981.9		942.2	902.3	872.8	853.9	2,826.4	2,500.6
Losses and loss expenses incurred	645.9		646.1	567.4	544.8	547.8	1,859.5	1,566.9
Net underwriting expenses incurred	303.1		295.7	293.9	280.5	278.0	892.7	809.5
Dividends to policyholders	1.4		1.8	1.8	1.3	0.9	5.0	3.5
GAAP underwriting income (loss)	$31.6		(1.5)	39.2	46.1	27.1	69.2	120.7

Net catastrophe losses	$64.6		100.0	55.3	45.7	34.1	219.9	100.2
(Favorable) prior year casualty reserve development	—		(3.5)	(13.0)	(38.0)	(16.0)	(16.5)	(48.0)

Underwriting ratios
Loss and loss expense ratio	65.8%		68.6	62.9	62.4	64.1	65.7	62.7
Underwriting expense ratio	30.9		31.4	32.6	32.1	32.6	31.6	32.4
Dividends to policyholders ratio	0.1		0.2	0.2	0.2	0.1	0.2	0.1
Combined ratio	96.8%		100.2	95.7	94.7	96.8	97.5	95.2

Net catastrophe losses	6.6	pts	10.6	6.1	5.2	4.0	7.8	4.0
(Favorable) prior year casualty reserve development	—		(0.4)	(1.4)	(4.4)	(1.9)	(0.6)	(1.9)
Combined ratio before net catastrophe losses	90.2%		89.6	89.6	89.5	92.8	89.7	91.2

Combined ratio before net catastrophe losses and prior year casualty development	90.2%		90.0	91.0	93.9	94.7	90.3	93.1

Other Statistics
Non-catastrophe property loss and loss expenses	$172.8		157.2	148.2	161.4	167.5	478.2	456.4
Non-catastrophe property loss and loss expenses	17.6	pts	16.7	16.4	18.5	19.6	16.9	18.3
Direct new business	$232.3		241.6	216.9	188.2	184.3	690.8	543.5
Renewal pure price increases	7.0%		6.4	6.6	5.3	5.3	6.6	5.0

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2023		2023	2023	2022	2022	2023	2022

Underwriting results
Net premiums written	$833.6		870.1	813.3	676.6	727.5	2,517.0	2,225.4
Change in net premiums written, from comparable prior year period	15%		14	10	13	11	13	12

Net premiums earned	$785.3		762.7	731.6	705.7	692.4	2,279.7	2,034.1
Losses and loss expenses incurred	493.8		495.5	447.3	439.3	438.3	1,436.6	1,244.6
Net underwriting expenses incurred	248.9		243.2	243.6	232.9	230.7	735.7	674.4
Dividends to policyholders	1.4		1.8	1.8	1.3	0.9	5.0	3.5
GAAP underwriting income (loss)	$41.3		22.1	38.9	32.1	22.5	102.4	111.6

Net catastrophe losses	$36.7		62.6	35.1	40.2	18.2	134.4	55.4
(Favorable) prior year casualty reserve development	(3.0)		(7.5)	(10.0)	(33.0)	(16.0)	(20.5)	(48.0)

Underwriting ratios
Loss and loss expense ratio	62.8%		65.0	61.2	62.3	63.4	63.0	61.1
Underwriting expense ratio	31.7		31.9	33.3	33.0	33.3	32.3	33.2
Dividends to policyholders ratio	0.2		0.2	0.2	0.2	0.1	0.2	0.2
Combined ratio	94.7%		97.1	94.7	95.5	96.8	95.5	94.5

Net catastrophe losses	4.7	pts	8.2	4.8	5.7	2.6	5.9	2.7
(Favorable) prior year casualty reserve development	(0.4)		(1.0)	(1.4)	(4.7)	(2.3)	(0.9)	(2.4)
Combined ratio before net catastrophe losses	90.0%		88.9	89.9	89.8	94.2	89.6	91.8

Combined ratio before net catastrophe losses and prior year casualty development	90.4%		89.9	91.3	94.5	96.5	90.5	94.2

Other Statistics
Non-catastrophe property loss and loss expenses	$122.8		111.4	105.5	116.5	129.8	339.6	344.7
Non-catastrophe property loss and loss expenses	15.6	pts	14.6	14.4	16.5	18.7	14.9	16.9
Direct new business	$145.5		159.1	147.7	126.8	128.2	452.3	385.6
Renewal pure price increases	7.1%		6.7	7.0	5.6	5.8	6.9	5.3
Retention	86		85	86	86	86	85	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2023								Quarter ended September 30, 2022
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$273.9	252.7	174.6	75.6	37.9	11.4	7.6	833.6	235.0	223.8	143.1	74.7	32.4	11.7	6.8	727.5
Net premiums earned	261.6	234.6	152.5	81.7	36.0	11.7	7.3	785.3	225.3	207.1	128.3	82.0	32.1	11.1	6.5	692.4

Loss and loss expense ratio	55.8%	75.7	63.3	56.7	68.4	24.7	0.2	62.8	57.0	83.6	64.5	44.2	55.4	0.8	0.5	63.4
Underwriting expense ratio	31.0	29.6	36.0	25.2	35.2	54.9	52.6	31.7	33.3	31.2	37.4	26.4	36.4	57.4	52.5	33.3
Dividend ratio	0.1	—	0.1	1.1	—	—	—	0.2	—	—	—	1.1	—	—	—	0.1
Combined ratio	86.9%	105.3	99.4	83.0	103.6	79.6	52.8	94.7	90.3	114.8	101.9	71.7	91.8	58.2	53.0	96.8

Underwriting income (loss)	$34.3	(12.3)	1.0	13.9	(1.3)	2.4	3.4	41.3	21.9	(30.6)	(2.4)	23.2	2.6	4.6	3.1	22.5

	Year-to-Date September 30, 2023								Year-to-Date September 30, 2022
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$838.9	750.1	493.8	264.6	110.2	36.6	22.8	2,517.0	736.6	659.3	414.2	260.6	97.8	36.7	20.4	2,225.4
Net premiums earned	759.4	677.1	429.1	254.6	103.6	34.7	21.1	2,279.7	667.9	599.3	371.9	250.2	93.7	32.1	19.0	2,034.1

Loss and loss expense ratio	55.9%	74.2	66.3	56.3	71.8	24.7	0.1	63.0	55.5	76.5	62.7	50.7	59.9	(3.5)	0.4	61.1
Underwriting expense ratio	31.7	30.0	36.7	26.1	35.8	56.6	51.5	32.3	33.2	31.1	37.0	26.2	36.5	59.7	53.0	33.2
Dividend ratio	—	—	0.1	1.5	—	—	—	0.2	—	—	0.1	1.2	—	—	—	0.2
Combined ratio	87.6%	104.2	103.1	83.9	107.6	81.3	51.6	95.5	88.7	107.6	99.8	78.1	96.4	56.2	53.4	94.5

Underwriting income (loss)	$94.1	(28.3)	(13.4)	41.1	(7.8)	6.5	10.2	102.4	75.8	(45.8)	0.6	54.8	3.3	14.1	8.9	111.6

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2023		2023	2023	2022	2022	2023	2022

Underwriting results
Net premiums written	$113.2		109.1	85.3	84.6	86.8	307.5	234.5
Change in net premiums written, from comparable prior year period	30%		32	31	20	11	31	6

Net premiums earned	$95.2		87.2	81.9	77.8	75.6	264.2	221.6
Losses and loss expenses incurred	99.5		88.0	73.2	58.7	57.3	260.6	172.4
Net underwriting expenses incurred	21.8		22.2	21.8	19.0	19.8	65.8	56.5
GAAP underwriting income (loss)	$(26.1)		(23.1)	(13.1)	—	(1.4)	(62.2)	(7.2)

Net catastrophe losses	$24.4		21.2	14.6	4.1	11.3	60.2	36.7
Unfavorable prior year casualty reserve development	3.0		4.0	2.0	—	—	9.0	—

Underwriting ratios
Loss and loss expense ratio	104.5%		101.0	89.4	75.4	75.7	98.7	77.8
Underwriting expense ratio	22.9		25.5	26.6	24.5	26.1	24.9	25.5
Combined ratio	127.4%		126.5	116.0	99.9	101.8	123.6	103.3

Net catastrophe losses	25.6	pts	24.3	17.9	5.3	14.9	22.8	16.5
Unfavorable prior year casualty reserve development	3.2		4.6	2.4	—	—	3.4	—
Combined ratio before net catastrophe losses	101.8%		102.2	98.1	94.6	86.9	100.8	86.8

Combined ratio before net catastrophe losses and prior year casualty development	98.6%		97.6	95.7	94.6	86.9	97.4	86.8

Other Statistics
Non-catastrophe property loss and loss expenses	$42.5		37.8	33.8	35.6	29.0	114.1	81.5
Non-catastrophe property loss and loss expenses	44.7	pts	43.3	41.3	45.7	38.4	43.2	36.8
Direct new business	$31.6		32.5	26.3	22.4	17.4	90.5	40.5
Renewal pure price increases	6.1%		3.4	1.8	1.0	0.5	3.9	0.6
Retention	88		88	87	87	85	87	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2023				Quarter ended September 30, 2022
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$59.5	50.0	3.7	113.2	45.8	38.6	2.5	86.8
Net premiums earned	51.9	40.2	3.1	95.2	40.7	32.6	2.3	75.6

Loss and loss expense ratio	100.1%	116.1	28.7	104.5	78.7	81.1	(54.6)	75.7
Underwriting expense ratio	26.8	27.7	(106.0)	22.9	28.9	29.8	(76.7)	26.1
Combined ratio	126.9%	143.8	(77.3)	127.4	107.6	110.9	(131.3)	101.8

Underwriting income (loss)	$(14.0)	(17.6)	5.5	(26.1)	(3.1)	(3.5)	5.3	(1.4)

	Year-to-Date September 30, 2023				Year-to-Date September 30, 2022
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$168.3	130.8	8.4	307.5	128.0	100.4	6.1	234.5
Net premiums earned	145.1	112.1	7.1	264.2	120.4	95.4	5.8	221.6

Loss and loss expense ratio	94.4%	108.9	25.3	98.7	76.4	84.6	(6.2)	77.8
Underwriting expense ratio	28.4	29.0	(113.0)	24.9	29.3	29.8	(126.7)	25.5
Combined ratio	122.8%	137.9	(87.7)	123.6	105.7	114.4	(132.9)	103.3

Underwriting income (loss)	$(33.0)	(42.5)	13.3	(62.2)	(6.9)	(13.7)	13.4	(7.2)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2023		2023	2023	2022	2022	2023	2022

Underwriting results
Net premiums written	$111.6		105.7	101.2	88.5	89.1	318.4	264.1
Change in net premiums written, from comparable prior year period	25%		20	16	14	9	21	16

Net premiums earned	$101.4		92.3	88.9	89.3	85.8	282.5	244.8
Losses and loss expenses incurred	52.6		62.6	46.9	46.8	52.3	162.2	149.9
Net underwriting expenses incurred	32.4		30.2	28.6	28.5	27.5	91.3	78.6
GAAP underwriting income (loss)	$16.4		(0.6)	13.3	14.0	6.0	29.1	16.3

Net catastrophe losses	$3.5		16.3	5.6	1.4	4.6	25.4	8.1
(Favorable) prior year casualty reserve development	—		—	(5.0)	(5.0)	—	(5.0)	—

Underwriting ratios
Loss and loss expense ratio	51.9%		67.9	52.8	52.3	61.0	57.4	61.2
Underwriting expense ratio	32.0		32.8	32.2	32.0	32.0	32.3	32.1
Combined ratio	83.9%		100.7	85.0	84.3	93.0	89.7	93.3

Net catastrophe losses	3.5	pts	17.6	6.3	1.6	5.4	9.0	3.3
(Favorable) prior year casualty reserve development	—		—	(5.6)	(5.6)	—	(1.8)	—
Combined ratio before net catastrophe losses	80.4%		83.1	78.7	82.7	87.6	80.7	90.0

Combined ratio before net catastrophe losses and prior year casualty development	80.4%		83.1	84.3	88.3	87.6	82.5	90.0

Other Statistics
Non-catastrophe property loss and loss expenses	$7.5		8.1	8.9	9.4	8.7	24.6	30.2
Non-catastrophe property loss and loss expenses	7.4	pts	8.8	10.1	10.5	10.1	8.7	12.4
Direct new business	$55.2		50.0	42.9	39.0	38.6	148.1	117.3
Renewal pure price increases	6.6%		7.5	7.4	7.9	6.7	7.1	7.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2023			Quarter ended September 30, 2022
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$69.8	41.8	111.6	61.4	27.7	89.1
Net premiums earned	67.7	33.7	101.4	59.6	26.2	85.8

Loss and loss expense ratio	61.4%	32.9	51.9	65.4	50.8	61.0
Underwriting expense ratio	31.1	33.7	32.0	32.4	31.3	32.0
Combined ratio	92.5%	66.6	83.9	97.8	82.1	93.0

Underwriting income (loss)	$5.1	11.3	16.4	1.3	4.7	6.0

	Year-to-Date September 30, 2023			Year-to-Date September 30, 2022
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$206.9	111.6	318.4	183.0	81.0	264.1
Net premiums earned	190.7	91.9	282.5	170.3	74.5	244.8

Loss and loss expense ratio	58.9%	54.4	57.4	65.5	51.5	61.2
Underwriting expense ratio	31.9	33.1	32.3	32.4	31.4	32.1
Combined ratio	90.8%	87.5	89.7	97.9	82.9	93.3

Underwriting income (loss)	$17.6	11.5	29.1	3.6	12.7	16.3

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2023	2023	2023	2022	2022	2023	2022

Net investment income
Fixed income securities
Taxable	$86.7	80.4	75.4	69.2	61.9	242.4	164.3
Tax-exempt	3.4	3.6	4.7	6.4	6.4	11.7	20.0
Total fixed income securities	90.0	83.9	80.1	75.6	68.2	254.0	184.3
Commercial mortgage loans	2.5	2.2	2.0	1.8	1.6	6.7	3.8
Equity securities	2.1	2.2	1.2	5.9	2.6	5.5	7.7
Alternative investments	6.5	11.4	7.8	0.2	(5.6)	25.6	22.8
Other investments	0.3	0.2	—	0.2	0.1	0.5	0.1
Short-term investments	3.9	2.9	4.7	2.3	1.2	11.5	1.7
Investment income	105.3	102.8	95.7	86.0	68.1	303.9	220.3
Investment expenses	(4.4)	(5.1)	(4.2)	(4.6)	(4.2)	(13.8)	(13.6)
Investment tax expense	(20.6)	(19.9)	(18.5)	(16.0)	(12.4)	(59.0)	(40.0)
Total net investment income, after-tax	$80.2	77.8	73.1	65.5	51.5	231.1	166.7

Net realized and unrealized investment gains (losses), pre-tax	$(6.9)	(5.4)	3.3	(5.9)	(25.7)	(9.0)	(108.9)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$(127.5)	(58.2)	84.9	54.7	(239.2)	(100.8)	(811.5)

Average investment yields
Fixed income investments, pre-tax	5.1%	4.9	4.7	4.6	4.2	5.0	3.7
Fixed income investments, after-tax	4.1	3.9	3.8	3.7	3.4	4.0	3.0

Total portfolio, pre-tax	4.9%	4.9	4.6	4.2	3.4	4.8	3.5
Total portfolio, after-tax	3.9	3.9	3.7	3.4	2.7	3.8	2.9

Effective tax rate on net investment income	20.5%	20.4	20.2	19.6	19.3	20.3	19.4
New money purchase rates for fixed income investments, pre-tax	6.4	5.9	5.5	6.1	5.1	5.8	4.2
New money purchase rates for fixed income investments, after-tax	5.0	4.6	4.4	4.9	4.1	4.6	3.4
Effective duration of fixed income investments including short-term (in years)	4.1	4.0	4.1	4.1	4.2	4.1	4.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Sept. 30,		June 30,		Mar. 31,		Dec. 31,		Sept. 30,
	2023		2023		2023		2022		2022
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$7,049.0	86%	7,054.7	87	6,988.0	87	6,641.9	85	6,503.6	86
Commercial mortgage loans, at fair value	171.4	2	163.1	2	147.5	2	139.2	2	136.7	2
Total fixed income investments	7,220.4	88	7,217.8	89	7,135.6	89	6,781.2	87	6,640.2	88
Short-term investments	315.0	4	319.5	4	302.8	4	440.5	6	269.3	4
Total fixed income and short-term investments	7,535.4	92	7,537.2	93	7,438.3	93	7,221.6	92	6,909.5	92
Equity securities, at fair value	125.6	2	121.6	1	132.2	2	162.0	2	183.9	2
Alternative investments	446.8	5	389.2	5	380.0	5	371.3	5	367.8	5
Other investments	72.2	1	71.5	1	68.1	1	71.2	1	64.8	1
Total investments	$8,180.0	100%	8,119.6	100	8,018.7	100	7,826.2	100	7,526.0	100
Fixed income investments, at carry value
U.S. government obligations	$226.7	3%	293.0	4	343.4	5	189.2	3	148.2	2
Foreign government obligations	9.3	—	9.8	—	9.9	—	9.6	—	13.8	—
Obligations of state and political subdivisions	614.8	8	658.0	9	682.1	10	921.4	14	971.0	15
Corporate securities	2,463.4	34	2,408.6	33	2,472.6	35	2,362.8	35	2,294.2	34
Collateralized loan obligations and other asset-backed securities	1,713.7	24	1,634.3	23	1,530.1	21	1,486.0	22	1,467.4	22
Residential mortgage-backed securities	1,384.5	19	1,407.8	19	1,301.7	18	1,059.8	16	1,016.1	15
Commercial mortgage-backed securities	638.0	9	644.4	9	649.4	9	614.4	9	594.3	9
Commercial mortgage loans	185.9	3	175.5	2	157.2	2	149.2	2	145.2	2
Total fixed income investments	$7,236.3	100%	7,231.4	100	7,146.4	100	6,792.5	100	6,650.3	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$446.4	6%	385.6	5	362.4	5	337.3	5	331.0	5
Due after one year through five years	3,308.7	46	3,163.1	44	3,151.2	44	3,004.8	44	2,910.0	44
Due after five years through 10 years	2,511.0	35	2,956.0	41	2,861.0	40	2,658.4	39	2,469.6	37
Due after 10 years	970.1	13	726.7	10	771.8	11	792.0	12	939.7	14
Total fixed income investments	$7,236.3	100%	7,231.4	100	7,146.4	100	6,792.5	100	6,650.3	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$7,250.8	96%	7,257.9	96	7,167.0	96	6,962.8	96	6,658.1	96
Non-investment grade credit quality	284.6	4	279.3	4	271.3	4	258.9	4	251.4	4
Total fixed income and short-term investments, at fair value	$7,535.4	100%	7,537.2	100	7,438.3	100	7,221.6	100	6,909.5	100
Weighted average credit quality of fixed income and short-term investments	A+		AA-		AA-		AA-		AA-

Alternative investments	September 30, 2023
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	61	$399.4	138.3	306.4
Private credit	19	211.9	89.8	102.4
Real assets	9	57.5	19.2	38.1
Total	89	$668.9	247.3	446.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At September 30, 2023							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	253	227	2.8	5.4	4.4	6.6	—	227	—	—	—	—
Foreign government obligations	11	9	0.1	5.8	6.1	7.4	1	1	5	2	—	—
State and municipal obligations	672	615	7.5	4.9	5.6	8.0	95	287	213	20	—	—
Corporate securities	2,708	2,462	30.1	6.4	4.4	6.2	47	270	1,040	927	176	2
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,092	970	11.9	5.7	5.7	8.5	—	970	—	—	—	—
Non-agency RMBS	457	414	5.1	6.2	4.6	6.6	312	34	68	—	—	—
Total RMBS	1,549	1,384	16.9	5.9	5.3	7.9	312	1,004	68	—	—	—
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	171	157	1.9	5.7	4.1	5.4	38	119	—	—	—	—
Non-agency CMBS	529	481	5.9	7.9	2.9	3.6	403	51	27	—	—	—
Total CMBS	700	638	7.8	7.3	3.2	4.1	441	170	27	—	—	—
Total mortgage-backed securities	2,249	2,022	24.7	6.3	4.7	6.7	753	1,174	95	—	—	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	106	104	1.2	7.9	1.8	1.9	99	1	4	—	—	—
Aircraft	50	43	0.5	10.0	2.8	3.2	—	—	20	17	5	—
CLOs	858	815	10.0	7.8	2.2	4.7	408	244	54	37	55	17
Credit cards	15	14	0.2	6.0	3.2	3.6	14	—	1	—	—	—
Other ABS	790	736	9.0	6.9	4.3	5.9	197	103	348	62	7	19
Total CLOs and ABS	1,819	1,714	21.0	7.5	3.1	5.0	718	349	427	116	68	36
Total securitized assets	4,068	3,736	45.7	6.8	3.9	5.9	1,471	1,523	522	116	68	36
Commercial mortgage loans	186	171	2.1	6.0	3.5	5.2	—	11	68	89	3	—
Total fixed income investments	7,899	7,220	88.3	6.5	4.2	6.2	1,614	2,319	1,848	1,154	247	38
Short-term investments	315	315	3.9	4.6	0.0	0.0	282	25	8	—	—	—
Total fixed income and short-term investments	8,214	7,535	92.1	6.4	4.1	5.9	1,896	2,344	1,856	1,154	247	38
Total fixed income securities and short-term investments by credit rating percentage							25.2%	31.1%	24.6%	15.3%	3.3%	0.5%
Equity securities:
Common stock(1)	120	124	1.5	—	—	—	—	—	—	—	—	124
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	122	126	1.5	—	—	—	—	—	—	2	—	124
Alternative investments
Private equity	306	306	3.7	—	—	—	—	—	—	—	—	306
Private credit	102	102	1.3	—	—	—	—	—	—	—	—	102
Real assets	38	38	0.5	—	—	—	—	—	—	—	—	38
Total alternative investments	447	447	5.5	—	—	—	—	—	—	—	—	447
Other investments	72	72	0.9	—	—	—	—	—	—	—	—	72
Total invested assets	$8,855	$8,180	100.0%	—	—	—	$1,896	$2,344	$1,856	$1,156	$247	$681
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions, except per share data)	2023	2023	2023	2022	2022	2023	2022

Reconciliation of net income available to common stockholders to non-GAAP operating income
Net income available to common stockholders	$86.9	56.3	90.3	84.2	40.2	233.5	131.5
Net realized and unrealized investment (gains) losses included in net income, before tax	6.9	5.4	(3.3)	5.9	25.7	9.0	108.9
Tax on reconciling items	(1.4)	(1.1)	0.7	(1.2)	(5.4)	(1.9)	(22.9)
Non-GAAP operating income	$92.3	60.6	87.6	88.9	60.5	240.6	217.5

Reconciliation of net income available to common stockholders per diluted common share to non-GAAP operating income per diluted common share
Net income available to common stockholders per diluted common share	$1.42	0.92	1.48	1.38	0.66	3.83	2.16
Net realized and unrealized investment (gains) losses included in net income, before tax	0.11	0.09	(0.05)	0.10	0.42	0.15	1.79
Tax on reconciling items	(0.02)	(0.02)	0.01	(0.02)	(0.09)	(0.03)	(0.38)
Non-GAAP operating income per diluted common share	$1.51	0.99	1.44	1.46	0.99	3.95	3.57

Reconciliation of ROE to non-GAAP operating ROE
ROE	14.1%	9.1	15.1	14.8	7.0	12.8	7.0
Net realized and unrealized investment (gains) losses included in net income, before tax	1.1	0.9	(0.6)	1.0	4.4	0.5	5.8
Tax on reconciling items	(0.2)	(0.2)	0.1	(0.2)	(0.9)	(0.1)	(1.2)
Non-GAAP operating ROE	15.0%	9.8	14.6	15.6	10.5	13.2	11.6

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$40.35	40.81	40.82	38.57	36.96	40.35	36.96
Total unrealized investment losses included in accumulated other comprehensive income (loss), before tax	10.38	8.27	7.32	8.75	9.67	10.38	9.67
Tax on reconciling items	(2.19)	(1.74)	(1.53)	(1.83)	(2.04)	(2.19)	(2.04)
Adjusted book value per common share	$48.54	47.34	46.61	45.49	44.59	48.54	44.59

Non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income. Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors, because the timing of realized and unrealized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income available to common stockholders, net income available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income, non-GAAP operating income per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of September 30, 2023
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1283	866-877-6351
Brad.Wilson@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com